Exhibit 99.1

Contacts:

Investor Relations Evan Black & Kristina Carbonneau 800.493.8219 InvestorRelations@santanderconsumerusa.com	Media Relations Laurie Kight 214.801.6455 SCMedia@santanderconsumerusa.com

Santander Consumer USA Holdings Announces Appointment of William Rainer as Board Chairman

Blythe Masters Takes on New Role as Group Senior Advisor on technology and blockchain, joins Santander’s International Advisory Board and is to join the Board of Openbank

Dallas, TX (July 12, 2016) – Santander Consumer USA Holdings Inc. (NYSE: SC) (“SC”) today announced that William Rainer, a current member of the SC Board of Directors and Chairman of the Audit and Regulatory and Compliance Oversight Committees, has been appointed Chairman of the SC Board. Blythe Masters has resigned from the SC Board of Directors to take on a new role with Banco Santander, S.A. (“Banco Santander”) as Group Senior Advisor on blockchain. Masters will also join Banco Santander’s International Advisory Board and the board of its online-only bank, “Openbank,” once necessary approvals are final.

Banco Santander Executive Chairman Ana Botín said, “I am very excited that Blythe and Bill have agreed to take on new roles for Santander. Blythe will bring her expertise in banking, business and blockchain where it will have significant impact to our digital bank, International Advisory Board and strategy team. She has done an outstanding job for SC, and I’m looking forward to her focusing on our global efforts in digital banking.” Botín added, “Bill knows SC’s business well, having ably served as an active and engaged SC committee chair and Board member. I know he will be an outstanding representative for SC’s shareholders, and will help the business strategically and commercially.”

Santander Holdings USA, Inc., Chairman Tim Ryan said, “I am thrilled that another experienced business leader with a diverse set of skills has agreed to chair the SC Board. Bill has a long record of excellence in banking and financial management, and has been an excellent Chairman of the SC Audit and Regulatory and Compliance Oversight Committees. I want to thank Blythe for her hard work and dedication over the past year.”

Jason Kulas, President and CEO of SC, said, “Blythe has been an excellent Chairman of the SC board, and I thank her for her leadership and partnership over the last year. I am pleased that she will continue to be a part of Santander.” Kulas added, “I am also pleased that Bill has accepted the role of SC Chairman. His deep knowledge of SC as an active board member provides continuity for our Board, which will result in a seamless transition.”

Ms. Masters said, “I am excited to have this opportunity to work with Banco Santander more expansively. I would also like to thank Bill Rainer; SC CEO, President and Board member, Jason Kulas; and the SC team for their partnership and tireless work to strengthen SC’s business.”

Mr. Rainer said, “I appreciate this opportunity to serve as Chairman of SC’s Board of Directors. I especially look forward to continuing to work closely with my colleagues on the Board, Jason and the entire management team. I also want to thank Blythe for her contributions to Santander Consumer USA during her leadership as Chair and wish her the best in her new and broadened role at Santander.”

Ms. Masters is the CEO of Digital Asset, a technology company that builds distributed, encrypted, straight-through processing tools to improve efficiency, security, compliance and settlement speed. Prior to Digital Asset, Blythe spent 27 years at JPMorgan Chase where she served in numerous senior positions at the firm including Head of Global Commodities, and CFO of J.P. Morgan’s Investment Bank.

Mr. Rainer served as Chair and Chief Executive Officer of OneChicago LLC from 2001 to 2004, prior to which he was Chairman of the U.S. Commodity Futures Trading Commission from 1999 to 2001, and Chairman of the United States Enrichment Corporation from 1994 to 1998. He founded Greenwich Capital Markets, Inc. in 1981.

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Santander Holdings USA, Inc. (SHUSA) is a wholly-owned subsidiary of Banco Santander, S.A. (NYSE: SAN). Banco Santander is a diversified global retail and commercial bank offering a wide range of financial products with more than 117 million customers worldwide. SHUSA owns 100% of Santander Bank, N.A., a retail and commercial bank with more than 670 branches and 9,800 employees in the U.S. northeast, and approximately 59% of the common stock of Santander Consumer USA Holdings Inc. (NYSE: SC), a Dallas, Texas-based national consumer lending company.

Santander Consumer USA Holdings Inc. (NYSE: SC), headquartered in Dallas, Texas, is a full-service, technology-driven consumer finance company focused on vehicle finance, third-party servicing and delivering superior service to our more than 2.7 million customers across the full credit spectrum. The Company, which began originating retail installment contracts in 1997, manages a portfolio of more than $53 billion of assets (as of March 31, 2016). (www.santanderconsumerusa.com)

Openbank is a digital bank, started in 1994 and wholly owned by Santander Group. It offers all the services of a traditional bank in a digital environment. Openbank seeks to make banking easier for its customers, offering access to their accounts when and where they want including by web, apps, social networks, email, and phone. Openbank is the first Spanish-licensed bank to offer banking services through WhatsApp.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the SEC. Among the factors that could cause our financial performance to differ materially from that suggested by the forward-looking statements are: (a) we operate in a highly regulated industry and continually changing federal, state, and local laws and regulations could materially adversely affect our business; (b) adverse economic conditions in the United States and worldwide may negatively impact our results; (c) our business could suffer if our access to funding is reduced; (d) we face significant risks implementing our growth strategy, some of which are outside our control; (e) we may incur unexpected costs and delays in connection with exiting our personal lending business; (f) our agreement with FCA US LLC may not result in currently anticipated levels of growth and is subject to certain performance conditions that could result in termination of the agreement; (g) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (h) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (i) loss of our key management or other personnel, or an inability to attract such management and personnel, could negatively impact our business; (j) we are subject to certain regulations, including oversight by the Office of the Comptroller of the Currency, the CFPB, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (k) future changes in our relationship with Santander could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. New factors emerge from time to time, and management cannot assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

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